Item 1: Report to Shareholders

Personal Strategy Balanced Fund	May 31, 2005

The views and opinions in this report were current as of May 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Stronger stock markets during the first half of the Personal Strategy Funds’ fiscal year more than offset weakness over the second half, producing favorable returns for the 12-month period ended May 31, 2005. Even though the Federal Reserve raised short-term interest rates eight times since mid-2004, investment-grade bonds, particularly long-term issues, produced unexpectedly good returns in both periods. Non-U.S. equities in developed countries lagged their domestic counterparts in the last six months primarily because the U.S. dollar rebounded from multi-year lows, but they outperformed for the 12-month period. Your funds, aided by higher exposure to stocks, registered solid gains for the 12 months, but posted more modest gains for the six-month period.

MARKET ENVIRONMENT

Twelve months ago, strong U.S. economic growth and signs of rising inflation prompted the Federal Reserve to warn investors that it would soon begin raising rates from the low levels that had prevailed for several years. From June 2004 through May 2005, the central bank gradually lifted the federal funds target rate—an overnight intrabank lending rate—from a 46-year low of 1.00% to 3.00% in eight quarter-point increments. Despite these rate increases and higher oil prices, the economy expanded—albeit with some “soft patches.”

Money market yields, which closely track the fed funds rate, rose substantially during the last 12 months. In contrast, long-term interest rates declined, an unexpected development that Federal Reserve Chairman Alan Greenspan called a “conundrum.” As a result, the difference between short- and long-term interest rates significantly narrowed during our fiscal year, generating a flattened Treasury yield curve (a graphic depiction of the relationship between short- and longer-term yields).

Despite rising short-term rates in the U.S., bond returns were generally favorable in the last six months. Treasuries, investment-grade corporates, and mortgage-backed securities posted positive returns, while high-yield (below investment-grade) issues were relatively flat. For the 12-month period, bond returns were more robust. High-yield securities strongly outperformed, followed by investment-grade corporate bonds and Treasuries. Mortgage-backed securities trailed but still performed well.

U.S. stocks advanced over the last 12 months, overcoming concerns about high oil prices, rising interest rates, and periodic reports of slowing growth and job creation. Large-cap shares fared better than their small-cap counterparts in the last six months, but the reverse was true for the one-year period. Among large-cap stocks, value stocks outpaced growth for the 6- and 12-month periods.

Non-U.S. stocks in developed markets produced solid returns in local currency over the last six months. However, a stronger dollar during this period eroded returns to U.S. investors. Returns for the full year were strong in local currency and for U.S. investors. European shares fared better than Japanese stocks in both periods.

MAJOR INDEX RETURNS

Periods Ended 5/31/05	6 Months	12 Months

S&P 500 Stock Index	2.42%	8.23%
Dow Jones Wilshire
4500 Completion Index	3.31	13.81
MSCI EAFE Index	2.11	15.10
Lehman Brothers
U.S. Aggregate Index	2.90	6.82
Citigroup 3-Month
Treasury Bill Index	1.19	1.88
CS First Boston High Yield Index	0.60	9.97

Note: Unlike stocks and bonds, U.S. Treasuries are guaranteed as to the timely payment of principal and interest.

PERFORMANCE AND STRATEGY REVIEW

The funds’ investment committee meets on a monthly basis during the year to adjust the weightings of stocks, bonds, and money market securities within the appropriate ranges for each fund. Economic fundamentals and market conditions drive these allocation changes.

In the spring of 2004, the economy was showing signs of sustained recovery. We anticipated that the Fed would begin a tightening process, so we continued decreasing our allocation to bonds and increasing our holdings of stocks and cash. With stocks outperforming bonds for the 12-month period, the increased allocation to stocks was beneficial. In addition, by adding to our cash position, we were able to capture rising short-term yields.

Within our stock holdings, we reduced our allocation to small-caps and increased our large-cap allocation. We believed the strong multi-year rally in small-caps was losing its momentum and that small-cap valuations were no longer compelling. Our underweight in this sector was beneficial over the last six months as small-caps posted negative returns, although this underweight was a slight negative contributor over the full 12 months. We redirected assets from small-cap to our large-cap holdings, particularly large-cap growth stocks. With the economic recovery and corporate profit growth leveling off, we believed that investors would follow historical precedents and pay a premium for those high-quality large-cap companies whose earnings grow faster than the market. Our overweighting in large-cap growth holdings detracted slightly from the portfolios’ performance relative to their weighted benchmarks for the fiscal year.

Strong returns in non-U.S. markets in 2004 boosted the fund’s performance for the fiscal year. However, given several years of solid performance by non-U.S. equities and the prospects of formidable profit growth in U.S. companies, we reduced our allocation to non-U.S. equities in early 2005 and increased our purchases of U.S. equities, continuing a trend we began in 2004.

In anticipation of higher interest rates, we embarked on a defensive strategy with our fixed-income allocation. Over the past 12 months, we reduced the overall allocation of bonds, shortened maturities within the bond portfolio, and reduced our high-yield bond allocation in favor of investment-grade issues.

Among our major equity holdings, Microsoft, which maintains a large cash hoard even after distributing a $32 billion special dividend in late 2004, generates solid revenue and earnings and maintains its 60% operating margins. Nevertheless, it continues to trade at a discount relative to its peers. The company is no longer solely a software company. Microsoft has expanded into home entertainment with its Xbox video game console and is likely to solidify its presence with the 2007 release of its next generation software, Longhorn. Through its recent acquisitions, UnitedHealth Group has gained market share while maintaining a strong balance sheet. The company has diversified its revenue base and improved its operating margins. The economy’s recovery is improving fundamentals across General Electric’s business lines. The company’s largest businesses, power and aerospace, are poised to generate double-digit earnings per share growth during the next two years. Also, the health care division is introducing new products, and NBC/Universal is improving despite the loss of some key programs. Citigroup is benefiting from increased investment banking activity, continued credit improvements, below-average interest rate sensitivity, and prudent capital management. Historically, Tyco International has had strong underlying franchises and strong free cash flow. Its fire and security business is growing along with the margins. Late in the period, Tyco struggled with rising commodity prices and the weak European auto market. (Please refer to our portfolio of investments for a complete listing of the funds’ holdings and the amount each represents in the portfolios.)

PERSONAL STRATEGY INCOME FUND

The Personal Strategy Income Fund’s investment objective is to generate the highest total return consistent with an emphasis on income first and capital appreciation second. The typical mix of securities for the fund is 40% stocks, 40% bonds, and 20% money market securities, although allocations can vary by as much as 10 percentage points above or below these levels.

The Personal Strategy Income Fund posted gains for the 6- and 12-month periods ended May 31, 2005, as shown in the table. The fund outpaced the Combined Index Portfolio benchmark and the Lehman Brothers U.S. Aggregate Index for the 12-month period, aided by our heavier exposure to stocks relative to bonds and the strong performance of our non-U.S. equities. For the most recent six months, the fund slightly lagged the two benchmarks. The non-U.S. equity holdings helped performance, but the allocations to large-cap growth stocks and high-yield bonds modestly hurt relative results.

PERFORMANCE COMPARISON

Periods Ended 5/31/05	6 Months	12 Months
Personal Strategy
Income Fund	1.92%	8.87%
Combined Index Portfolio *	2.51	7.39
Lehman Brothers
U.S. Aggregate Index	2.90	6.82

* For a definition of the Combined Index Portfolio, please see the glossary on page 8.

Please see the fund’s quarter-end returns following this letter.

At the end of the period, 38.7% of the fund’s net assets were in bonds, representing a significant reduction from this time last year. Stock holdings were 46.6%, an increase from 12 months ago. Cash has increased to 14.7%, a three-percentage-point increase from a year ago. As mentioned in the Performance and Strategy Review section, we reduced our overall allocation of bonds in favor of stocks and cash. We also reduced the allocation of non-U.S. stocks and high-yield fixed-income securities, and we used the proceeds to increase our holdings in large-cap growth stocks.

PERSONAL STRATEGY BALANCED FUND

The Personal Strategy Balanced Fund’s investment objective is to generate the highest total return consistent with an equal emphasis on income and capital appreciation. The typical asset mix of securities is 60% stocks, 30% bonds, and 10% cash, although allocations can vary by as much as 10 percentage points above or below these levels. This asset allocation entails higher risk but also a higher potential return over the long term than the Personal Strategy Income Fund.

The Personal Strategy Balanced Fund posted gains for the six and 12 months ended May 31, 2005, as shown in the table. The fund out-paced the Combined Index Portfolio benchmark and the Merrill Lynch-Wilshire Capital Market Index for the 12-month period, aided by our heavier exposure to stocks relative to bonds and the strong performance of our non-U.S. equities. For the most recent six months, the fund slightly lagged the two benchmarks. The non-U.S. equity holdings helped performance, but the allocations to large-cap growth stocks and high-yield bonds modestly hurt relative results.

PERFORMANCE COMPARISON

Periods Ended 5/31/05	6 Months	12 Months
Personal Strategy
Balanced Fund	2.08%	10.53%
Combined Index Portfolio *	2.63	8.63
Merrill Lynch-Wilshire Capital
Market Index	2.64	8.56

* For a definition of the Combined Index Portfolio, please see the glossary on page 8.

Please see the fund’s quarter-end returns following this letter.

Reflecting our decision to reduce fixed-income exposure, the fund’s bond allocation of 27.8% was significantly lower than 12 months ago. The fund’s cash position was increased to 5.5%, which is two percentage points more than at the end of May last year. During the year, as mentioned in the Performance and Strategy Review section, we reallocated our stock holdings, reducing small-cap and non-U.S. equity positions and supplementing our large-cap growth holdings.

PERSONAL STRATEGY GROWTH FUND

The Personal Strategy Growth Fund’s investment objective is to seek capital appreciation by investing primarily in common stocks. The typical asset mix is 80% stocks and 20% bond and money market securities, although allocations can vary by as much as 10 percentage points above or below these levels. This asset allocation entails higher risk but also a higher potential return over the long term than the Personal Strategy Income and the Personal Strategy Balanced Funds.

The Personal Strategy Growth Fund posted gains for the six and 12 months ended May 31, 2005, as shown in the table. The fund handily outpaced the Combined Index Portfolio benchmark and the Merrill Lynch-Wilshire Capital Market Index for the 12-month period, aided by our heavier exposure to stocks relative to bonds and the strong performance of our non-U.S. equities. For the most recent six months, the fund slightly lagged the two benchmarks. The non-U.S. equity and large-cap value holdings helped performance, but the allocations to large-cap growth stocks and high-yield bonds modestly hurt results.

PERFORMANCE COMPARISON

Periods Ended 5/31/05	6 Months	12 Months
Personal Strategy
Growth Fund	2.10%	11.80%
Combined Index Portfolio *	2.74	9.84
Merrill Lynch-Wilshire Capital
Market Index	2.64	8.56

* For a definition of the Combined Index Portfolio, please see the glossary on page 8.

Please see the fund’s quarter-end returns following this letter.

We made a few major changes in the fund’s allocations among stocks, bonds, and cash. Since the fund’s primary objective is growth, we maintain a large position in equities—86.2% at the end of this period compared to 85.0% a year ago. Our bond position of 11.4% remains identical to the allocation at the end of November, but it is smaller than the allocation we had in May 2004. Since November, we increased the fund’s small cash allocation to 2.4% in order to moderate the portfolio’s sensitivity and reap the benefits of the higher short-term interest rates. During the year, as mentioned in the Performance and Strategy Review section, we reallocated our stock holdings, reducing small-cap and non-U.S. equity positions and supplementing our large-cap growth holdings.

OUTLOOK

The Federal Reserve has not given any sign that it is about to change its policy and stop the measured, upward climb in short-term interest rates, and, therefore, it is quite likely that short-term rates will continue to rise. Determining when long-term rates begin to move in the same direction as short-term rates is an enigma that even Mr. Greenspan can’t seem to answer. We are not certain that the equity markets will outperform bonds or cash in the next three to six months, but we believe that equities will outperform bonds over the intermediate and longer terms, and hence our current overweighting in equities. With their varying investment objectives in mind, the funds also maintain solid allocations in fixed income and cash to dampen overall portfolio volatility and moderate risk. Investors should be well served by this fundamental commitment to diversification across asset classes.

Respectfully submitted,

Edmund M. Notzon III

Chairman of the funds’ Investment Advisory Committee

June 17, 2005

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Citigroup 3-Month Treasury Bill Index: An unmanaged index that tracks short-term U.S. government debt instruments.

Combined Index Portfolios: Unmanaged portfolios composed of the following underlying indexes:

  Personal Strategy Income—40% stocks (34% Dow Jones Wilshire 5000 Composite Index, 6% MSCI EAFE Index), 40% bonds (Lehman Brothers U.S. Aggregate Index), and 20% money market securities (Citigroup 3-Month Treasury Bill Index).
  Personal Strategy Balanced—60% stocks (51% Dow Jones Wilshire 5000 Composite Index, 9% MSCI EAFE Index), 30% bonds (Lehman Brothers U.S. Aggregate Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).
  Personal Strategy Growth—80% stocks (68% Dow Jones Wilshire 5000 Composite Index, 12% MSCI EAFE Index) and 20% bonds (Lehman Brothers U.S. Aggregate Index).

CS First Boston High Yield Index: An unmanaged index constructed to mirror the high-yield debt market.

Duration: The average time (expressed in years) it takes investors to receive the present value of the future cash flows on their investment. It is used to measure the sensitivity of bond prices to interest rate changes (the shorter the duration, the less the bond’s price will rise or fall in value when interest rates change). Duration is affected by maturity, the coupon, and the time interval between payments. Other things being equal, a bond with a higher coupon will have a shorter duration, while zero-coupon bonds have the longest.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks investment-grade corporate and government bonds.

Merrill Lynch-Wilshire Capital Market Index: A market capitalization-weighted index including the Wilshire 5000 and Merrill Lynch High Yield II and Domestic Master indexes.

MSCI EAFE Index: An unmanaged index that tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Dow Jones Wilshire 4500 Completion Index: An unmanaged index that tracks the performance of all stocks in the Dow Jones Wilshire 5000 Composite Index, excluding those found in the S&P 500 Stock Index.

Dow Jones Wilshire 5000 Composite Index: An unmanaged index that tracks the performance of the most active stocks in the broad U.S. market.

PORTFOLIO HIGHLIGHTS

PORTFOLIO OVERVIEW
	Percent of		Percent of
	Net Assets		Net Assets
	5/31/05		5/31/05
Personal Strategy Income Fund

Reserves and Other	14.7%	Largest Stock Holdings:
		Microsoft	1.3%
Bonds	38.7	UnitedHealth Group	0.7
Stocks	46.6	Citigroup	0.7
		General Electric	0.7
Total	100.0%	Tyco International	0.6

Personal Strategy Balanced Fund

Reserves and Other	5.5%	Largest Stock Holdings:
		Microsoft	1.8%
Bonds	27.8	UnitedHealth Group	1.0
Stocks	66.7	Citigroup	1.0
		General Electric	1.0
Total	100.0%	Tyco International	0.9

Personal Strategy Growth Fund

Reserves and Other	2.4%	Largest Stock Holdings:
		Microsoft	2.3%
Bonds	11.4	UnitedHealth Group	1.3
Stocks	86.2	Citigroup	1.3
		General Electric	1.3
Total	100.0%	Tyco International	1.2

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 5/31/05	1 Year	5 Years	10 Years
Personal Strategy Income Fund	8.87%	6.10%	8.56%
Lehman Brothers U.S. Aggregate Index	6.82	7.73	6.85
Combined Index Portfolio *	7.39	3.74	7.63

*	An unmanaged portfolio composed of 40% stocks (34% Dow Jones Wilshire 5000 Composite Index, 6% MSCI EAFE Index),40% bonds (Lehman Brothers U.S. Aggregate Index), and 20% money market securities (Citigroup 3-Month Treasury Bill Index).

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 5/31/05	1 Year	5 Years	10 Years
Personal Strategy Balanced Fund	10.53%	5.67%	9.54%
Merrill Lynch-Wilshire Capital Market Index	8.56	1.91	8.75
Combined Index Portfolio *	8.63	2.64	8.47

*	An unmanaged portfolio composed of 60% stocks (51% Dow Jones Wilshire 5000 Composite Index, 9% MSCI EAFE Index),30% bonds (Lehman Brothers U.S. Aggregate Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 5/31/05	1 Years	5 Years	10 Years
Personal Strategy Growth Fund	11.80%	4.80%	10.39%
Merrill Lynch-Wilshire Capital Market Index	8.56	1.91	8.75
Combined Index Portfolio *	9.84	1.43	9.21

*	An unmanaged portfolio composed of 80% stocks (68% Dow Jones Wilshire 5000 Composite Index, 12% MSCI EAFE Index) and 20% bonds (Lehman Brothers U.S. Aggregate Index).

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE PERSONAL STRATEGY INCOME FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	12/1/04	5/31/05	12/1/04 to 5/31/05

Actual	$1,000.00	$1,019.20	$3.88
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,021.09	3.88

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.77%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE PERSONAL STRATEGY BALANCED FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	12/1/04	5/31/05	12/1/04 to 5/31/05

Actual	$1,000.00	$1,020.80	$4.43
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,020.54	4.43

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.88%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE PERSONAL STRATEGY GROWTH FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	12/1/04	5/31/05	12/1/04 to 5/31/05
Actual	$1,000.00	$1,021.00	$4.99
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,020.00	4.99

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.99%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS

Periods Ended 6/30/05	1 Year	5 Years	10 Years
Personal Strategy Income Fund	8.12%	5.85%	8.47%
Combined Index Portfolio *	6.93	3.34	7.56
Lehman Brothers U.S. Aggregate Index	6.80	7.40	6.83
Personal Strategy Balanced Fund	9.34	5.38	9.40
Combined Index Portfolio *	7.91	2.14	8.37
Merrill Lynch-Wilshire Capital Market Index	7.79	1.32	8.61
Personal Strategy Growth Fund	10.19	4.55	10.19
Combined Index Portfolio *	8.85	0.84	9.08
Merrill Lynch-Wilshire Capital Market Index	7.79	1.32	8.61

*	For definitions of the Combined Index Portfolios, please see the glossary on page 8 of this report.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds’ fiscal period. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

FINANCIAL HIGHLIGHTS		For a share outstanding throughout each period

	Year
	Ended
	5/31/05**	5/31/04	5/31/03	5/31/02	5/31/01
NET ASSET VALUE
Beginning of period	$16.68	$14.74	$15.11	$15.73	$16.20

Investment activities
Net investment income (loss)	0.35*‡	0.31*‡	0.33*‡	0.38	0.48
Net realized and
unrealized gain (loss)	1.39	1.95	(0.36)	(0.60)	0.25

Total from investment activities	1.74	2.26	(0.03)	(0.22)	0.73

Distributions
Net investment income	(0.34)	(0.31)	(0.34)	(0.39)	(0.49)
Net realized gain	(0.04)	(0.01)	–	(0.01)	(0.71)

Total distributions	(0.38)	(0.32)	(0.34)	(0.40)	(1.20)

NET ASSET VALUE
End of period	$18.04	$16.68	$14.74	$15.11	$15.73

Ratios/Supplemental Data
Total return^	10.53%‡	15.49%*‡	0.01%*‡	(1.32)%	4.60%
Ratio of total expenses to
average net assets	0.87%‡	0.86%*‡	0.90%*‡	1.02%	1.02%
Ratio of net investment
income (loss) to average
net assets	1.99%‡	1.96%*‡	2.41%*‡	2.54%	3.00%
Portfolio turnover rate	73.5%¤	72.9%	87.8%	97.2%	61.5%
Net assets, end of period
(in thousands)	$1,037,295	$968,498	$701,802	$693,599	$671,329

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
*	See Note 4. Excludes expenses in excess of a 0.90% contractual expense limitation in effect through 9/30/06.
‡	See Note 4. Excludes expenses permanently waived of 0.03%, 0.04%, and 0.00% of average net assets for the years ended 5/31/05, 5/31/04, and 5/31/03, respectively, related to investments in T. Rowe Price mutual funds.
**	Per share amounts calculated using average shares outstanding method.
¤	The portfolio turnover rate calculation includes purchases and sales from mortgage dollar roll transactions (see
Note 2); had these transactions been excluded from the calculation, the portfolio turnover for the year ended
May 31, 2005 would have been 67.8%.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (1)+	Shares/$ Par	Value
(Cost and value in $ 000s)

COMMON STOCKS 66.7%

CONSUMER DISCRETIONARY 9.4%

Auto Components 0.2%
Autoliv GDR (SEK) §	13,700	638
Bridgestone (JPY)	12,000	237
GKN (GBP)	52,392	241
Keystone Automotive *	5,200	103
Koito Manufacturing (JPY) §	34,000	367
Strattec Security *§	2,200	111
TRW *	6,000	122
		1,819
Automobiles 0.5%
Bayerische Motoren Werke (EUR) §	12,717	553
Ford Motor §	186,400	1,860
Harley-Davidson	15,100	740
Honda (JPY)	7,400	368
Renault (EUR) §	6,373	548
Toyota Motor (JPY)	31,800	1,132
Winnebago §	800	26
		5,227
Distributors 0.0%
Cycle & Carriage (SGD)	11,755	87
Pacific Brands (AUD)	108,857	185
		272
Diversified Consumer Services 0.3%
Apollo Group, Class A *	33,100	2,598
Education Management *	2,600	85
		2,683
Hotels, Restaurants & Leisure 1.5%
Applebee's	5,837	159
BJ's Restaurants *§	4,300	79
Carnival	76,900	4,068
CEC Entertainment *	3,800	154
Great Wolf Resorts *§	2,900	64
Harrah's Entertainment	17,400	1,249
International Game Technology	74,000	2,085
Marriott, Class A	20,900	1,412
McDonald's	36,800	1,139
Mitchells & Butlers (GBP)	46,769	275
Panera Bread, Class A *§	4,200	265
PF Chang's China Bistro *§	3,700	219
Red Robin Gourmet Burgers *§	2,400	132
Ruby Tuesday §	3,600	91
Sonic *	10,750	366
Starbucks *	10,200	558
Starwood Hotels & Resorts Worldwide, Equity Units	41,500	2,323
Texas Roadhouse, Class A *§	900	28
The Cheesecake Factory *	10,650	376
Whitbread (GBP)	12,364	205
Wynn Resorts *§	5,500	258
		15,505
Household Durables 0.8%
Fortune Brands	12,600	1,090
Goldcrest Company (JPY) §	5,880	289
Jarden *§	7,400	376
Newell Rubbermaid §	198,700	4,528
Persimmon (GBP)	26,024	355
Philips Electronics (EUR)	12,283	314
Pioneer (JPY) §	18,600	308
Sony (JPY)	21,100	791
THOMSON Multimedia (EUR)	27,789	705
		8,756
Internet & Catalog Retail 0.3%
Amazon.com *§	31,300	1,111
eBay *	43,900	1,669
J. Jill Group *§	10,800	138
priceline.com *§	4,700	112
		3,030
Leisure Equipment & Products 0.3%
Brunswick	9,900	426
Eastman Kodak	67,200	1,766
MarineMax *§	6,000	165
Nikon (JPY)	18,400	205
Polaris Industries §	1,500	79
SCP Pool	6,337	227
Sega Sammy Holdings (JPY)	2,900	168
		3,036
Media 2.8%
Aegis Group (GBP)	214,589	381
Comcast, Class A *	230,248	7,365
Disney	115,900	3,180
Emmis Communications *	4,700	84
Entercom Communications *	4,200	139
Gestevision Telecino (EUR)	9,134	212
Getty Images *§	1,300	97
Liberty Media, Class A *	111,400	1,157
McGraw-Hill	3,800	166
New York Times, Class A §	91,900	2,883
News Corp., Class A	145,100	2,341
Omnicom	11,300	925
Publicis (EUR)	17,733	522
Rogers Communications, Class B	3,100	94
Scholastic *§	11,100	417
Scripps, Class A	35,400	1,809
Singapore Press (SGD)	57,100	148
Time Warner *	180,400	3,139
Viacom, Class B	85,443	2,930
WPP Group (GBP)	34,140	366
WPP Group ADR	4,800	255
Young Broadcasting *§	1,800	10
		28,620
Multiline Retail 1.0%
Big Lots *	5,000	63
Kohl's *	53,900	2,625
Nordstrom	51,700	3,156
Target	94,400	5,069
		10,913
Specialty Retail 1.6%
AC Moore Arts & Crafts *§	3,000	89
AnnTaylor Stores *	16,800	433
Aoyama Trading (JPY)	5,200	126
Best Buy	37,450	2,038
Charles Voegele (CHF)	3,278	205
Christopher & Banks §	7,100	130
Dixons Group (GBP)	91,539	252
Esprit Holdings (HKD)	41,000	293
Gymboree *	11,000	146
Home Depot	224,350	8,828
Hot Topic *§	10,900	234
Kesa Electricals (GBP)	29,893	146
Linens 'n Things *	5,500	134
Monro Muffler Brake §	6,500	175
Nobia (SEK) §	14,590	234
RadioShack	107,800	2,712
Select Comfort *§	6,000	146
The Finish Line, Class A §	3,200	64
Zumiez *§	1,900	49
		16,434
Textiles, Apparel, & Luxury Goods 0.1%
Adidas-Salomon (EUR)	1,890	315
Columbia Sportswear *§	4,200	190
Culp *§	2,300	10
Unifi *	3,200	10
Warnaco Group *	13,900	297
World (JPY) §	5,500	181
		1,003
Total Consumer Discretionary		97,298

CONSUMER STAPLES 5.2%

Beverages 1.1%
Allied Domecq (GBP)	45,376	575
Asahi Breweries (JPY) §	23,000	281
Coca-Cola	158,100	7,056
Kirin Brewery (JPY) §	41,000	403
Lion Nathan (NZD)	60,761	347
PepsiCo	47,210	2,658
		11,320
Food & Staples Retailing 1.8%
Casey's General Stores	20,000	361
Casino Guichard-Perrachon (EUR) §	6,483	486
Coles Myer (AUD)	40,639	280
CVS	128,100	7,026
J Sainsbury (GBP)	49,753	259
Matsumotokiyoshi (JPY)	7,600	199
METRO (EUR) §	19,433	971
Organizacion Soriana, Series B (MXN) *	84,600	321
Performance Food Group *§	12,400	336
Sysco	31,500	1,171
Tesco (GBP)	83,170	474
Wal-Mart	120,100	5,672
Wal-Mart de Mexico, Series V (MXN)	143,000	541
Wild Oats Markets *§	4,800	54
York-Benimaru (JPY)	6,800	190
		18,341
Food Products 0.7%
American Italian Pasta, Class A §	2,800	64
Associated British Foods (GBP)	29,195	426
Campbell Soup	60,700	1,884
General Mills	62,720	3,105
Koninklijke Wessanen GDS (EUR) §	20,798	285
Nestle (CHF)	4,034	1,065
Seneca Foods
Class A *	3,000	48
Class B *	600	10
Unilever (GBP)	83,625	817
		7,704
Household Products 0.5%
Colgate-Palmolive	74,600	3,728
Procter & Gamble	27,100	1,494
		5,222
Personal Products 0.3%
Chattem *§	2,200	94
Gillette	54,600	2,880
L'Oréal (EUR) §	2,846	207
		3,181
Tobacco 0.8%
Altria Group	104,600	7,023
UST	39,600	1,765
		8,788
Total Consumer Staples		54,556

ENERGY 4.6%

Energy Equipment & Services 1.7%
Baker Hughes	155,000	7,160
BJ Services	13,000	655
FMC Technologies *	14,300	451
Grant Prideco *	26,700	641
Hanover Compressor *§	14,400	150
Hydril *	3,300	171
Key Energy Services *	5,100	56
Lone Star Technologies *	3,600	149
Saipem (EUR) §	19,781	251
Schlumberger	60,000	4,102
Seacor Holdings *§	7,300	424
Smith International	49,000	2,879
Transocean *	13,600	678
W-H Energy Services *§	3,400	74
		17,841
Oil, Gas & Consumable Fuels 2.9%
Bill Barrett *§	5,900	180
BP (GBP)	92,745	932
BP ADR	76,096	4,581
Chevron	55,900	3,006
Eni S.p.A. (EUR) §	54,615	1,405
ExxonMobil	111,782	6,282
Forest Oil *§	12,850	511
INPEX (JPY)	26	134
Marathon Oil	45,100	2,187
Murphy Oil	12,300	1,202
Neste Oil (EUR) *	6,700	150
Noble Energy §	3,200	238
Oil Search (AUD)	193,818	351
OMV (EUR)	671	236
Petroleo Brasileiro (Petrobras) ADR	26,600	1,114
Shell Transport & Trading (GBP)	114,240	995
Shell Transport & Trading ADR §	10,100	530
Statoil ASA (NOK)	52,461	923
TonenGeneral Sekiyu (JPY)	18,000	193
Total (EUR) §	7,446	1,651
Unocal	49,600	2,827
		29,628
Total Energy		47,469

FINANCIALS 13.7%

Capital Markets 3.2%
Affiliated Managers Group *§	4,500	300
AmeriTrade *	131,600	1,955
Bank of New York	23,800	686
Charles Schwab	154,750	1,755
Credit Suisse Group (CHF) §	20,143	809
Franklin Resources	52,900	3,816
Goldman Sachs	27,600	2,691
Investors Financial Services §	6,100	253
Legg Mason	40,800	3,353
Macquarie Bank (AUD) §	19,851	755
Mellon Financial	146,700	4,072
Merrill Lynch	57,000	3,093
Morgan Stanley	22,500	1,102
National Financial Partners §	2,800	107
Northern Trust	57,100	2,622
Piper Jaffray *§	8,100	229
State Street	115,000	5,520
		33,118
Commercial Banks 3.3%
ABN AMRO (EUR)	23,997	559
Alliance & Leicester (GBP)	26,690	417
Allied Irish Banks (EUR)	14,947	311
Amegy Bancorp	18,900	337
Australia & New Zealand Banking (AUD)	68,509	1,113
Banca Intesa (EUR)	101,851	477
Banco Santander Central Hispano (EUR)	59,126	676
Bank Austria Creditanstalt (EUR) §	8,196	807
Bank of America	139,900	6,480
Bank of Fukuoka (JPY)	34,000	209
Bank of Ireland (EUR)	32,970	501
Barclays (GBP)	161,082	1,531
BNP Paribas (EUR) §	15,707	1,059
Boston Private Financial §	5,100	125
Cascade Bancorp §	4,700	97
Chittenden	16,393	430
Citizens Banking §	13,400	388
DBS Group (SGD)	66,028	551
Dexia (EUR)	15,491	337
Glacier Bancorp §	7,526	176
Grupo Financiero Banorte (MXN)	196,162	1,303
HBOS (GBP)	53,353	779
HSBC (GBP)	36,315	577
Joyo (JPY)	76,000	388
Mitsubishi Tokyo Financial (JPY)	68	567
National Australia Bank (AUD)	40,671	971
Nordea (SEK)	101,184	928
Pinnacle Financial Partners *	400	9
Provident Bankshares	7,800	247
Royal Bank of Scotland (GBP)	51,306	1,511
S-E-Banken (SEK) §	32,557	562
Sandy Spring Bancorp §	6,900	229
Signature Bank *§	900	22
Sumitomo Trust & Banking (JPY)	59,000	351
Svenska Handelsbanken, Series A (SEK) §	36,973	802
Texas Capital Bancshares *§	8,900	167
The Bank of Yokohama (JPY)	69,800	401
U.S. Bancorp	119,200	3,496
UniCredito (EUR)	79,675	413
Valley National Bancorp §	12,406	296
Wells Fargo	46,800	2,827
WestAmerica	9,300	490
		33,917
Consumer Finance 1.0%
AIFUL (JPY)	6,150	453
American Express	133,200	7,173
SLM Corporation	49,800	2,404
		10,030
Diversified Financial Services 1.5%
Babcock & Brown (AUD) *§	47,199	408
Citigroup	222,777	10,495
ING Groep GDS (EUR) §	22,944	637
J.P. Morgan Chase	111,260	3,978
		15,518
Insurance 3.5%
AFLAC	3,800	158
Aioi Insurance (JPY)	109,000	543
American International Group	161,922	8,995
Aspen Insurance Holdings §	10,800	297
Assured Guaranty	15,600	321
Aviva (GBP)	30,054	337
AXA (EUR) §	38,808	949
Bristol West Holdings §	10,100	175
Brown & Brown §	800	36
CNP Assurances (EUR)	9,155	616
Friends Provident (GBP)	89,055	283
Genworth Financial, Class A	78,800	2,284
Hannover Rueckversicherung (EUR) §	6,137	235
Harleysville Group	1,300	26
Hartford Financial Services	41,900	3,134
Horace Mann Educators	14,100	257
Infinity Property & Casualty	8,000	256
Insurance Australia (AUD)	60,747	269
Markel *§	900	308
Marsh & McLennan	214,500	6,229
Mitsui Sumitomo Insurance (JPY)	35,000	320
Ohio Casualty §	20,400	487
PartnerRe	5,300	350
QBE Insurance (AUD)	28,989	321
SAFECO	67,300	3,621
Selective Insurance §	5,300	255
St. Paul Companies	86,400	3,273
Unipol (EUR) §	93,754	373
W. R. Berkley	3,300	117
Willis Group Holdings §	3,100	106
XL Capital	20,000	1,506
		36,437
Real Estate 0.8%
Arden Realty, REIT	6,000	206
China Overseas Land & Investment (HKD) §	1,160,000	217
EastGroup Properties, REIT §	7,200	293
Equity Lifestyle Properties, REIT	2,300	87
Essex Property Trust, REIT	900	72
Federal Realty Investment Trust, REIT	42,200	2,329
Gables Residential Trust, REIT §	6,500	237
General Property Trust, Equity Units (AUD)	166,042	443
LaSalle Hotel Properties, REIT	4,300	133
Mirvac Group (AUD)	64,105	162
Parkway Properties, REIT	3,500	169
Reckson Associates Realty, REIT	1,634	52
Simon Property Group, REIT	43,672	3,001
Sun Hung Kai Properties (HKD)	37,000	352
Washington SBI, REIT §	7,900	246
Wheelock (HKD)	118,000	170
		8,169
Thrifts & Mortgage Finance 0.4%
Bradford Bingley (GBP)	79,190	445
Fannie Mae	52,500	3,110
Harbor Florida Bancshares §	7,700	274
Hypo Real Estate Holding (EUR)	17,256	684
Triad Guaranty *	2,500	136
		4,649
Total Financials		141,838

HEALTH CARE 8.5%

Biotechnology 1.3%
Abgenix *§	1,400	10
Alexion Pharmaceutical *§	3,100	71
Alkermes *§	8,800	102
Amgen *	77,900	4,875
Amylin Pharmaceuticals *§	4,000	64
Anadys Pharmaceuticals *§	1,700	12
Biogen Idec *	25,200	985
Cephalon *§	3,124	132
CSL Limited (AUD)	9,576	209
Cubist Pharmaceuticals *§	6,400	64
CV Therapeutics *§	900	18
Cytogen *§	3,300	18
Cytokinetics *§	500	3
deCode genetics *§	4,300	33
Exelixis *§	5,100	36
Genentech *	39,700	3,146
Gilead Sciences *	66,000	2,693
InterMune *§	8,700	104
Martek Biosciences *§	5,000	187
Memory Pharmaceuticals *§	3,200	8
Myriad Genetics *§	8,100	133
Neurocrine Biosciences *§	3,900	147
NPS Pharmaceuticals *§	2,300	27
ONYX Pharmaceuticals *§	2,400	60
Rigel Pharmaceuticals *§	3,300	59
Trimeris *§	3,500	36
Vertex Pharmaceuticals *§	11,436	159
		13,391
Health Care Equipment & Supplies 1.6%
Advanced Neuromodulation Systems *§	9,700	345
Analogic	3,700	157
Baxter International	116,200	4,288
Biomet	39,900	1,504
Boston Scientific *	19,500	528
DJ Orthopedics *§	7,800	216
Edwards Lifesciences *§	4,300	197
Elekta, Series B (SEK) *	9,684	367
Integra LifeSciences *§	10,200	341
Matthews International, Class A	10,600	392
Medtronic	72,700	3,908
NuVasive *§	5,200	82
ResMed *§	10,100	631
St. Jude Medical *	28,800	1,155
Steris §	8,800	213
Stryker	30,200	1,469
Thoratec *§	5,100	76
Wilson Greatbatch Technologies *	4,800	115
Wright Medical Group *§	2,000	55
		16,039
Health Care Providers & Services 2.4%
Accredo Health *	9,900	444
Alliance UniChem (GBP)	15,414	231
AmerisourceBergen §	53,100	3,429
Caremark RX *	17,600	786
Celesio (EUR) §	5,604	462
Henry Schein *	10,600	427
LabOne *§	3,100	119
LCA-Vision	2,400	106
Lifeline Systems *§	6,000	195
LifePoint Hospitals *§	1,000	45
Odyssey Healthcare *§	6,300	84
Sunrise Senior Living *§	11,200	584
Symbion *§	6,700	158
United Surgical Partners International *§	8,800	424
UnitedHealth Group	223,400	10,853
VistaCare, Class A *§	900	16
WellChoice *	3,100	177
WellPoint *	48,700	6,477
		25,017
Pharmaceuticals 3.2%
Abbott Laboratories	18,400	888
Able Laboratories *§	2,400	10
AstraZeneca ADR	15,200	646
Atherogenics *§	6,000	86
Dainippon Pharma (JPY)	21,000	202
Eisai (JPY)	9,400	319
Eli Lilly	6,700	391
Eon Labs *	3,000	92
GlaxoSmithKline (GBP)	55,747	1,381
GlaxoSmithKline ADR	4,100	204
Hisamitsu Pharmaceutical (JPY) §	12,000	301
Inspire Pharmaceuticals *§	9,800	64
IVAX *	7,200	141
Johnson & Johnson	61,000	4,093
Kobayashi Pharmaceutical (JPY)	7,600	200
Medicines Company *	3,300	72
Merck	178,500	5,791
Nektar Therapeutics *§	1,800	33
Novartis (CHF)	25,589	1,252
Noven Pharmaceuticals *§	8,800	158
Pfizer	113,387	3,163
Sanofi-Aventis (EUR) §	15,547	1,406
Schering-Plough	150,900	2,943
Takeda Chemical Industries (JPY)	8,600	416
Teva Pharmaceutical ADR §	52,600	1,755
Theravance *§	1,400	25
UCB (EUR)	10,223	468
Wyeth	157,360	6,825
		33,325
Total Health Care		87,772

INDUSTRIALS & BUSINESS SERVICES 7.3%

Aerospace & Defense 1.1%
Armor Holdings *§	12,300	464
BAE Systems (GBP)	66,822	328
General Dynamics	10,200	1,102
Honeywell International	65,000	2,355
Lockheed Martin	105,800	6,865
Mercury Computer Systems *§	4,200	121
Rockwell Collins	14,200	701
		11,936
Air Freight & Logistics 0.2%
EGL *§	10,000	191
Exel (GBP)	26,406	408
Pacer International *§	4,700	107
Ryder System	2,400	88
UPS, Class B	8,000	589
UTi Worldwide §	3,100	229
Yamato Transport (JPY)	18,000	252
		1,864
Airlines 0.0%
Frontier Airlines *§	5,800	71
Midwest Express Holdings *§	5,900	12
Qantas Airways (AUD)	70,270	171
		254
Building Products 0.1%
Kaba Holding (CHF)	582	157
Pilkington (GBP)	168,798	356
Quixote §	2,100	41
Trex *§	4,600	177
		731
Commercial Services & Supplies 1.1%
Angelica §	5,600	148
Cendant	46,500	986
Central Parking §	12,200	206
ChoicePoint *	12,900	507
Consolidated Graphics *§	8,200	347
Downer EDI (AUD) §	60,764	243
First Advantage, Class A *§	2,300	50
G & K Services, Class A §	7,900	311
Herman Miller	13,300	387
Intersections *§	700	7
Kforce *§	11,800	95
LECG *§	8,300	160
R.R. Donnelley	100,900	3,355
Resources Global Professionals *§	12,400	247
Ritchie Bros Auctioneers	5,600	208
Tetra Tech *§	13,020	157
Waste Connections *§	5,400	200
Waste Management	121,626	3,587
West Corporation *§	3,800	134
		11,335
Construction & Engineering 0.2%
Acciona (EUR) §	9,821	903
Insituform Technologies *§	6,200	92
JGC (JPY) §	34,000	386
NCC AB, Series B (SEK)	35,063	515
		1,896
Electrical Equipment 0.1%
A.O. Smith	14,300	449
Artesyn Technologies *§	10,600	87
Baldor Electric §	7,800	196
Sumitomo Electric Industries (JPY)	23,000	242
Woodward Governor	600	46
		1,020
Industrial Conglomerates 2.1%
DCC (EUR)	33,785	672
GE	276,800	10,098
Hutchison Whampoa (HKD)	62,500	542
Sembcorp Industries (SGD) *	330,880	451
Siemens (EUR)	11,542	846
Tyco International	319,642	9,247
		21,856
Machinery 1.5%
3-D Systems *§	1,200	26
Accuride *	3,400	30
Actuant, Class A *§	7,540	339
Cascade §	5,200	183
Danaher	121,500	6,698
Deere	91,900	6,079
Fanuc (JPY)	6,600	409
Graco	8,300	290
Harsco	9,500	551
IDEX	3,300	127
Lindsay Manufacturing §	8,700	174
SKF AB, Series B (SEK)	6,708	23
SKF AB (Redemption shares), Series B (SEK) *§	21,532	222
Toro	9,200	396
		15,547
Marine 0.1%
Nippon Yusen (JPY)	97,000	531
		531
Road & Rail 0.7%
Arriva (GBP)	45,286	438
Burlington Northern Santa Fe	65,600	3,242
Genesee & Wyoming, Class A *§	2,000	56
Heartland Express	7,125	143
Knight Transportation	11,650	285
Nippon Express (JPY)	35,000	160
Norfolk Southern	96,800	3,090
Union Pacific	900	60
		7,474
Trading Companies & Distributors 0.1%
Electro Rent *§	5,100	60
Interline Brands *	4,600	92
Mitsubishi (JPY)	43,000	570
Sumitomo (JPY)	36,000	289
		1,011
Total Industrials & Business Services		75,455

INFORMATION TECHNOLOGY 11.5%

Communications Equipment 2.1%
ADTRAN §	14,900	327
Belden CDT §	14,000	282
Black Box §	1,500	52
Cisco Systems *	217,500	4,215
Corning *	457,700	7,177
F5 Networks *§	2,400	123
IXIA *§	1,600	29
Juniper Networks *	63,400	1,626
Lucent Technologies *§	543,200	1,526
Nokia (EUR)	53,393	903
Nokia ADR	166,900	2,814
Packeteer *§	4,300	51
QUALCOMM	52,800	1,967
Research In Motion *	11,200	928
Riverstone Networks *	15,500	11
Tekelec *§	2,900	39
		22,070
Computers & Peripherals 0.9%
Creative Technology (SGD)	11,700	93
Dell *	153,100	6,107
EMC *	133,100	1,872
Emulex *	9,200	174
Gateway *	51,600	179
Synaptics *	5,000	96
Toshiba (JPY)	64,000	262
		8,783
Electronic Equipment & Instruments 0.2%
Applied Films *§	800	21
Cogent *	2,000	40
Digital Theater Systems *§	4,700	80
Global Imaging Systems *§	6,600	210
Hamamatsu Photonics (JPY)	10,700	230
KEMET *§	15,100	106
Kyocera (JPY)	2,700	208
Littelfuse *§	6,900	208
Methode Electronics	9,900	118
National Instruments §	4,900	114
Newport *§	7,300	103
Orbotech *	4,200	87
Plexus *	15,300	210
Shimadzu (JPY)	68,000	405
TDK (JPY)	3,500	256
Woodhead Industries §	10,300	132
		2,528
Internet Software & Services 0.9%
Digital Insight *§	10,800	235
Digital River *	300	8
Google, Class A *	13,400	3,731
IAC/InterActiveCorp *§	51,200	1,254
MatrixOne *§	13,900	64
WebSideStory *§	1,900	22
Yahoo! *	107,700	4,006
		9,320
IT Services 1.6%
Accenture, Class A *	51,500	1,199
Affiliated Computer Services, Class A *	4,300	222
Automatic Data Processing	49,500	2,168
BISYS Group *	7,900	121
CACI International, Class A *§	5,900	380
First Data	227,468	8,605
Fiserv *	28,700	1,234
Global Payments §	7,200	499
Indra Sistemas (EUR)	28,683	526
Iron Mountain *	14,686	422
Logica (GBP)	51,808	160
Maximus §	8,100	278
MPS Group *§	21,700	204
Paychex	7,700	222
RightNow Technologies *§	10,600	99
Trans Cosmos (JPY) §	8,600	295
		16,634
Office Electronics 0.1%
Canon (JPY)	12,000	652
Neopost (EUR)	3,658	328
		980
Semiconductor & Semiconductor Equipment 2.8%
AMIS Holdings *§	4,700	56
Analog Devices	74,800	2,774
Atheros Communications *§	4,200	39
ATMI *§	6,700	188
Brooks-Pri Automation *	9,100	137
Cabot Microelectronics *§	4,400	138
Credence Systems *§	10,700	85
Cymer *§	10,200	290
Cypress Semiconductor *§	4,900	63
Entegris *§	10,500	102
Exar *	8,500	122
FEI *§	5,600	117
Intel	306,000	8,241
Jenoptik (EUR) *	15,306	166
KLA-Tencor	11,900	540
Lattice Semiconductor *	16,200	68
Linear Technology	19,200	719
Marvell Technology Group *	26,500	1,086
Maxim Integrated Products	91,000	3,585
Microchip Technology	21,200	628
Microsemi *§	2,500	52
MKS Instruments *§	12,300	205
Mykrolis *§	13,800	186
PDF Solutions *§	10,700	126
Power Integrations *§	6,500	155
Rohm Company (JPY)	1,000	94
Samsung Electronics (KRW)	800	387
Semiconductor Manufacturing ADR *§	12,000	117
Semtech *§	14,400	263
Silicon Laboratories *§	6,000	166
Texas Instruments	189,700	5,243
Virage Logic *§	1,800	20
Xilinx	86,800	2,409
		28,567
Software 2.9%
Adobe Systems	67,000	2,215
Altiris *	6,700	126
Blackbaud §	1,100	15
Catapult Communications *	3,900	55
CCC Information Services *	5,000	117
Concord Communications *§	4,300	73
FactSet Research Systems §	10,350	331
FileNet *	12,600	351
Hyperion Solutions *	4,000	177
Internet Security Systems *§	6,900	153
Intuit *	38,300	1,655
Jack Henry & Associates	24,100	426
Kronos *§	7,749	350
Mercury Interactive *	2,600	117
Microsoft	717,700	18,517
Motive *	6,000	52
NetIQ *	11,252	124
Open Solutions *§	3,200	57
Oracle *	202,800	2,600
Progress Software *	7,900	230
Quest Software *	11,500	152
Red Hat *§	6,300	80
RSA Security *	10,300	127
SAP (EUR)	3,799	628
SPSS *	4,700	82
Trend Micro (JPY)	5,500	172
VERITAS Software *	59,150	1,471
Verity *	9,700	83
		30,536
Total Information Technology		119,418

MATERIALS 3.3%

Chemicals 1.3%
Airgas	23,500	564
Arch Chemicals §	9,700	229
BASF (EUR)	9,100	605
Dow Chemical	71,300	3,229
DSM (EUR)	4,317	290
DuPont	57,973	2,696
Ferro	14,600	281
Kaneka (JPY)	35,000	366
MacDermid	3,600	105
Material Sciences *	6,200	76
Minerals Technologies	5,500	370
Mitsubishi Gas Chemical (JPY)	56,000	277
Mitsui Chemicals (JPY)	38,000	217
Monsanto	21,500	1,225
Mosaic *	900	12
Potash Corp./Saskatchewan	32,100	2,902
Symyx Technologies *§	5,800	148
Yara International (NOK) §	21,649	321
		13,913
Construction Materials 0.2%
Boral (AUD)	160,292	720
Cemex (MXN)	83,483	633
Holcim (CHF)	4,479	273
		1,626
Containers & Packaging 0.0%
Chesapeake Corp. §	6,300	131
David S. Smith (GBP)	122,533	344
Smurfit-Stone Container *	1,500	16
		491
Metals & Mining 1.4%
Alcoa	49,316	1,337
Anglo American (GBP)	22,317	534
BHP Billiton (AUD)	21,400	269
BlueScope Steel (AUD)	146,159	895
Corus Group (GBP) *	449,920	372
Gibraltar Industries §	4,100	80
Lihir Gold (AUD) *§	137,620	112
Meridian Gold *§	13,900	230
Nippon Steel (JPY) §	283,000	663
Nucor	76,000	4,025
Phelps Dodge	51,500	4,501
SSAB Svenskt Stal, Series A (SEK) §	27,589	673
Voestalpine (EUR)	5,691	385
		14,076
Paper & Forest Products 0.4%
Buckeye Technologies *§	14,000	116
MeadWestvaco	47,800	1,371
UPM-Kymmene (EUR)	7,991	156
Weyerhaeuser	32,300	2,072
		3,715
Total Materials		33,821

TELECOMMUNICATION SERVICES 1.6%

Diversified Telecommunication Services 0.7%
Cable & Wireless (GBP)	69,571	170
China Telecom (HKD)	833,000	290
Compania de Telecomunics Chile ADR	21,500	211
Eircom Group (EUR)	196,573	449
Sprint	107,500	2,547
Tele Danmark (DKK)	19,801	877
Tele Norte Leste ADR §	22,700	346
Telenor ASA (NOK)	113,972	912
Telus (Non-voting shares)	39,000	1,250
		7,052
Wireless Telecommunication Services 0.9%
America Movil ADR, Series L §	34,800	1,972
Bouygues (EUR) §	17,697	683
China Unicom (HKD)	136,000	109
KDDI (JPY)	108	497
MobilCom AG (EUR)	25,046	552
Nextel Communications, Class A *	119,900	3,619
Nextel Partners, Class A *	11,100	264
SBA Communications *§	1,100	12
SpectraSite *	6,900	440
Starhub (SGD) *	264,000	243
Vodafone ADR	67,400	1,697
		10,088
Total Telecommunication Services		17,140

UTILITIES 1.6%

Electric Utilities 0.8%
Cleco §	6,700	140
E.ON AG (EUR)	21,251	1,846
El Paso Electric *	4,200	84
Exelon	50,200	2,352
FirstEnergy	46,056	2,040
Hong Kong Electric (HKD)	38,000	168
Iberdrola (EUR) §	23,954	614
TEPCO (JPY)	20,100	473
Unisource Energy §	9,700	279
		7,996
Gas Utilities 0.1%
Australian Gas Light (AUD)	23,159	244
Centrica (GBP)	152,373	644
Southwest Gas §	700	18
Toho Gas (JPY)	131,000	507
		1,413
Independent Power Producers & Energy Traders 0.7%
Black Hills §	3,000	110
Constellation Energy Group	33,000	1,764
TXU	60,600	4,865
		6,739
Multi-Utilities 0.0%
United Utilities (GBP)	29,917	370
		370
Total Utilities		16,518
Total Common Stocks (Cost $524,985)		691,285

PREFERRED STOCKS 0.0%

Fresenius (EUR) §	3,223	357
Total Preferred Stocks (Cost $154)		357

CORPORATE BONDS 4.2%

ABN Amro Bank (Chicago), 7.125%, 6/18/07	300,000	318
ACE INA Holdings, 5.875%, 6/15/14	330,000	344
AIG Sunamerica Global Financing XII, 144A, 5.30%, 5/30/07	575,000	586
Alabama Power, VR, 3.484%, 8/25/09	295,000	295
Alcan Aluminum, 5.00%, 6/1/15	525,000	523
Allstate Financial Global Funding, 144A, 5.25%, 2/1/07	285,000	291
Amerada Hess, 7.875%, 10/1/29	260,000	319
America Movil, 5.50%, 3/1/14	245,000	242
Amgen, 4.00%, 11/18/09	440,000	436
AOL Time Warner, 7.625%, 4/15/31	325,000	405
Appalachian Power, 4.80%, 6/15/05	355,000	355
AT&T Broadband, 8.375%, 3/15/13	440,000	538
AT&T Wireless, 8.75%, 3/1/31	320,000	443
Atmos Energy, 4.00%, 10/15/09	400,000	393
Baker Hughes, 6.875%, 1/15/29	450,000	556
Bank of America, 4.875%, 9/15/12	530,000	545
Bank of America Capital Trust, 5.625%, 3/8/35	410,000	424
Bank One, 5.25%, 1/30/13	550,000	571
BB&T, 6.50%, 8/1/11	145,000	161
Belo, 8.00%, 11/1/08	140,000	152
Black Hills, 6.50%, 5/15/13	320,000	337
Bunge Limited Finance, 4.375%, 12/15/08	405,000	403
Canadian National Railway, 6.25%, 8/1/34	435,000	502
CE Electric UK Funding, 144A, 6.995%, 12/30/07	310,000	323
Celulosa Arauco y Constitucion, 5.125%, 7/9/13	330,000	326
Centerpoint Energy, 7.25%, 9/1/10	275,000	305
CIT Group, 5.00%, 2/1/15	630,000	633
ConocoPhillips, 5.90%, 10/15/32	500,000	553
Countrywide Home Loans, 4.125%, 9/15/09	410,000	404
CVS, 4.00%, 9/15/09	225,000	222
DaimlerChrysler, 6.50%, 11/15/13	425,000	452
Deutsche Telekom International Finance, STEP
8.75%, 6/15/30	290,000	392
Developers Diversified Realty, 3.875%, 1/30/09	285,000	276
Devon Financing, 7.875%, 9/30/31	280,000	357
Diamond Offshore Drilling, 5.15%, 9/1/14	260,000	265
Dow Chemical, 6.125%, 2/1/11	245,000	266
Duke Capital
4.302%, 5/18/06	195,000	195
6.25%, 2/15/13	340,000	365
Encana Holdings Finance, 5.80%, 5/1/14	425,000	452
EOP Operating, 4.65%, 10/1/10	290,000	288
ERAC USA Finance Company, 144A, 5.60%, 5/1/15	315,000	322
Exelon Generation, 5.35%, 1/15/14	515,000	533
Ford Motor Credit
5.80%, 1/12/09	1,115,000	1,048
VR, 4.218%, 11/16/06	215,000	210
France Telecom, STEP, 8.50%, 3/1/11	310,000	364
Franklin Resources, 3.70%, 4/15/08	110,000	108
Fund American Companies, 5.875%, 5/15/13	385,000	398
General Electric Capital, 6.00%, 6/15/12	370,000	402
General Motors Acceptance Corp., 8.00%, 11/1/31	515,000	436
Genworth Financial, 5.75%, 6/15/14	390,000	418
GlaxoSmithKline Capital, 5.375%, 4/15/34	265,000	280
Goldman Sachs Capital I, 6.345%, 2/15/34	815,000	883
GTECH, 144A, 4.50%, 12/1/09	235,000	233
Harrah's Operating, 5.50%, 7/1/10	205,000	209
HBOS, 144A, 6.00%, 11/1/33	345,000	378
Hearst-Argyle, 7.00%, 1/15/18	40,000	43
Highmark, 144A, 6.80%, 8/15/13	320,000	353
Hospira, 4.95%, 6/15/09	400,000	406
Household Finance, 6.375%, 11/27/12	240,000	265
Huntington National Bank, 4.375%, 1/15/10	400,000	401
International Lease Finance, 6.375%, 3/15/09	380,000	402
International Speedway, 4.20%, 4/15/09	185,000	182
John Deere Capital, 7.00%, 3/15/12	370,000	423
Kaneb Pipe Line Operations, 7.75%, 2/15/12	190,000	216
Kraft Foods, 5.625%, 11/1/11	375,000	395
Kroger, 8.05%, 2/1/10	410,000	462
Lehman Brothers Holdings, 3.50%, 8/7/08	525,000	513
Lennar, 144A, 5.60%, 5/31/15	310,000	315
Masco, 5.875%, 7/15/12	500,000	534
MBNA America Bank, 4.625%, 8/3/09	430,000	434
McCormick, 6.40%, 2/1/06	775,000	787
MetLife, 6.125%, 12/1/11	485,000	526
Motorola, 5.80%, 10/15/08	380,000	395
Nationwide Financial Services, 5.90%, 7/1/12	435,000	466
Nationwide Mutual Insurance, 144A, 6.60%, 4/15/34	220,000	232
Newmont Mining, 5.875%, 4/1/35	420,000	425
News America, 6.20%, 12/15/34	230,000	238
NLV Financial, 144A, 7.50%, 8/15/33	245,000	285
Northern Trust, 4.60%, 2/1/13	215,000	217
NVR, 5.00%, 6/15/10	300,000	299
Panhandle Eastern Pipeline, 4.80%, 8/15/08	155,000	156
Pemex Project Funding Master Trust
7.375%, 12/15/14	265,000	298
144A, VR, 4.31%, 6/15/10	400,000	410
PG&E
6.05%, 3/1/34	320,000	353
VR, 3.82%, 4/3/06	23,000	23
Pinnacle West Capital, 6.40%, 4/1/06	300,000	306
PPL Capital Funding, 4.33%, 3/1/09	415,000	410
Praxair, 2.75%, 6/15/08	345,000	333
Principal Life Global Funding, 144A, 5.125%, 10/15/13	375,000	386
Progress Energy, 6.75%, 3/1/06	245,000	250
Prudential Financial, 3.75%, 5/1/08	300,000	296
Public Service of New Mexico, 4.40%, 9/15/08	325,000	325
Pulte Homes, 7.875%, 8/1/11	300,000	341
Reckson Operating Partnership, 5.15%, 1/15/11	350,000	352
Rogers Cable, 5.50%, 3/15/14	330,000	309
Ryland Group, 5.375%, 1/15/15	145,000	145
SBC Communications, 6.25%, 3/15/11	400,000	432
Sealed Air, 144A, 5.375%, 4/15/08	315,000	318
Security Benefit Life Insurance, 144A, 7.45%, 10/1/33	165,000	191
Simon Property Group, 3.75%, 1/30/09	370,000	360
SLM Corporation, VR
3.361%, 1/26/09	435,000	436
4.13%, 4/1/09	310,000	307
Sprint Capital, 7.625%, 1/30/11	460,000	523
Target, 4.00%, 6/15/13	525,000	510
Telecom Italia Capital, 5.25%, 11/15/13	315,000	318
Telefonos de Mexico, 144A, 5.50%, 1/27/15	280,000	275
Telus, 8.00%, 6/1/11	265,000	308
TGT Pipeline, 144A, 5.50%, 2/1/17	100,000	101
Transamerica Capital, 144A, 7.65%, 12/1/26	175,000	207
Transocean, 7.50%, 4/15/31	230,000	296
TXU Energy, VR, 3.92%, 1/17/06	95,000	95
U.S. Bank, 2.87%, 2/1/07	355,000	349
United Air Lines, ETC, 9.20%, 3/22/08	169,007	78
United Technologies, 5.40%, 5/1/35	330,000	341
Verizon Global Funding, 7.75%, 12/1/30	320,000	409
Wachovia Corporation, 6.40%, 4/1/08	150,000	159
Webster Financial, 5.125%, 4/15/14	395,000	399
Wells Fargo, VR, 3.113%, 3/23/07	475,000	475
Westar Energy, 7.875%, 5/1/07	205,000	218
Western Power Distribution Holdings, 144A
6.875%, 12/15/07	215,000	224
XTO Energy, 6.25%, 4/15/13	465,000	502
Yum! Brands, 7.70%, 7/1/12	400,000	466
Total Corporate Bonds (Cost $42,509)		43,639

ASSET-BACKED SECURITIES 0.4%

BankBoston Home Equity Loan Trust, Series 1998-1, Class A6
6.35%, 2/25/13	655,442	676
Chase Funding Mortgage Loan, Series 2002-2, Class 1M1
5.599%, 9/25/31	150,000	151
Chase Manhattan Auto Owner Trust
Series 2001-B, Class CTFS, 3.75%, 5/15/08	91,336	91
Series 2003-A, Class A4, 2.06%, 12/15/09	610,000	594
Countrywide Asset-Backed Certificates, Series 2003-5, Class AF3
3.613%, 4/25/30	571,440	569
Peco Energy Transition Trust, Series 2001-A, Class A1
6.52%, 12/31/10	925,000	1,020
Reliant Energy Transition Bond, Series 2001-1, Class A4
5.63%, 9/15/15	775,000	832
Total Asset-Backed Securities (Cost $3,883)		3,933

NON-U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES 1.4%

Banc of America Commercial Mortgage
Series 2003-1, Class A2, CMO, 4.648%, 9/11/36	700,000	707
Series 2004-6, Class A1, CMO, 3.801%, 12/10/42	191,809	191
Bank of America Mortgage Securities
Series 2003-L, Class 2A2, CMO, VR, 4.283%, 1/25/34	1,093,559	1,097
Series 2004-1, Class 3A2, CMO, VR, 4.974%, 10/25/34	396,326	396
Series 2004-A, Class 2A2, CMO, VR, 4.137%, 2/25/34	631,670	636
Series 2004-D, Class 2A2, CMO, VR, 4.215%, 5/25/34	446,783	446
Series 2004-H, Class 2A2, CMO, VR, 4.799%, 9/25/34	370,251	373
Bear Stearns Commercial Mortgage Securities
Series 2004-PWR6, Class A1, CMO, 3.688%, 11/11/41	145,858	145
Series 2004-T14, Class A2, CMO, 4.17%, 1/12/41	1,700,000	1,691
Series 2005-T18, Class A1, CMO, 4.274%, 2/13/42	667,345	670
Citigroup Commercial Mortgage Trust, Series 2004-C2
Class A1, CMO, 3.787%, 10/15/41	140,998	140
Commercial Mortgage, Series 2005-LP5
Class A1, CMO, PTC, 4.235%, 5/10/43	641,850	644
DLJ Commercial Mortgage, Series 1999-CG2
Class A1B, CMO, 7.30%, 6/10/32	200,000	220
GE Capital Commercial Mortgage, Series 2001-1
Class A2, CMO, 6.531%, 3/15/11	815,000	900
GMAC Commercial Mortgage Securities, Series 2001-C2
Class A2, CMO, 6.70%, 4/15/34	1,125,000	1,253
Greenwich Capital Commercial Funding
Series 2004-GG1A, Class A2, CMO, 3.835%, 6/10/36	725,000	719
Series 2005-GG3, Class AAB, CMO, VR, 4.619%, 8/10/42	275,000	277
J.P. Morgan Chase Commercial Mortgage
Series 2001-CIB2, Class A2, CMO, 6.244%, 4/15/35	750,000	785
Series 2001-CIBC, Class A3, CMO, 6.26%, 3/15/33	885,000	966
LB-UBS Commercial Mortgage Trust
Series 2004-C2, Class A2, CMO, 3.246%, 3/15/29	1,000,000	965
Series 2004-C4, Class A2, CMO, VR, 4.567%, 5/15/29	950,000	959
Washington Mutual, Series 2004-AR1, Class A
CMO, VR, 4.229%, 3/25/34	352,917	344
Total Non-U.S. Government Mortgage-Backed Securities
(Cost $14,568)		14,524

FOREIGN GOVERNMENT OBLIGATIONS &
MUNICIPALITIES 1.1%

Asian Development Bank, 6.25%, 6/15/11 (AUD)	2,145,000	1,694
Bundesrepublic
3.25%, 4/9/10 (EUR)	3,180,000	4,034
5.00%, 1/4/12 (EUR)	525,000	729
European Investment Bank, 5.75%, 9/15/09 (AUD)	1,440,000	1,104
Government of Canada, 5.25%, 6/1/12 (CAD)	2,935,000	2,560
Republic of Italy, 5.875%, 8/14/08 (AUD)	325,000	249
Republic of South Africa, 6.50%, 6/2/14 §	525,000	581
United Mexican States, 6.375%, 1/16/13	390,000	419
Total Foreign Government Obligations & Municipalities (Cost $10,605)		11,370

U.S. GOVERNMENT & AGENCY MORTGAGE-
BACKED SECURITIES 7.2%

U.S. Government Agency Obligations ± 6.0%
Federal Home Loan Mortgage
4.50%, 11/1/18 - 5/1/19	860,713	859
5.00%, 12/1/08 - 11/1/33	2,945,825	2,964
5.50%, 12/1/33	393,499	400
6.00%, 4/1/24 - 3/1/33	3,591,903	3,696
6.50%, 10/1 - 12/1/08	17,607	18
7.00%, 10/1/08 - 6/1/32	358,165	378
ARM, 4.577%, 9/1/32	208,536	209
CMO
4.50%, 3/15/16	1,950,000	1,937
5.00%, 10/15 - 11/15/27	1,975,000	2,002
5.50%, 4/15/28	1,625,000	1,674
6.50%, 3/15/11	3,271,000	3,403
CMO, IO
4.50%, 6/15/11 - 4/15/18	1,876,011	189
TBA, 6.50%, 1/1/35	3,500,000	3,633
Federal National Mortgage Assn.
4.50%, 5/1/18 - 1/1/19	6,636,860	6,621
5.00%, 10/1/18 - 3/1/34	4,549,635	4,573
5.50%, 1/1/17 - 12/1/34	13,752,047	14,023
6.00%, 10/1/13 - 11/1/34	2,330,487	2,400
6.50%, 8/1/08 - 12/1/32	2,534,324	2,635
7.00%, 2/1/30 - 4/1/32	169,277	179
8.00%, 5/1/07 - 6/1/10	5,682	6
8.50%, 8/1/06 - 11/1/21	2,248	2
CMO
2.91%, 11/25/33	292,216	291
3.50%, 4/25/13	600,000	595
5.00%, 3/25/15	1,175,000	1,187
7.25%, 5/25/20	305,126	317
CMO, IO
5.50%, 11/25/28	369,171	27
6.50%, 2/1/32	176,184	32
TBA
4.50%, 1/1/19 - 1/1/35	5,950,000	5,815
5.00%, 1/1/34	745,000	742
5.50%, 1/1/19 - 1/1/34	1,675,000	1,703
		62,510
U.S. Government Obligations 1.2%
Government National Mortgage Assn.
5.00%, 7/15 - 9/15/33	5,916,568	5,983
5.50%, 1/20 - 5/15/34	3,430,939	3,503
6.00%, 5/15/17 - 1/20/35	1,112,537	1,148
6.50%, 1/15/26 - 2/15/29	206,355	217
7.00%, 3/15/13 - 9/20/27	345,076	363
7.50%, 2/15/16 - 1/15/30	117,695	126
8.00%, 9/15/22 - 10/20/25	67,392	73
CMO, VR, 2.946%, 3/16/19	510,000	493
		11,906
Total U.S. Government & Agency Mortgage-Backed Securities
(Cost $73,992)		74,416

U.S. GOVERNMENT AGENCY OBLIGATIONS
(EXCLUDING MORTGAGE-BACKED) 9.8%

U.S. Government Agency Obligations ± 1.5%
Federal Home Loan Bank, 5.75%, 5/15/12	1,975,000	2,154
Federal Home Loan Mortgage
2.75%, 3/15/08 §	1,725,000	1,677
4.625%, 2/15/07 (EUR)	1,210,000	1,554
5.125%, 7/15/12 §	1,055,000	1,115
Federal National Mortgage Assn.
3.25%, 8/15/08	330,000	324
3.375%, 12/15/08	3,065,000	3,009
4.375%, 9/15/12 §	860,000	871
6.00%, 5/15/11	1,685,000	1,845
7.125%, 6/15/10 - 1/15/30 §	2,190,000	2,750
Resolution Funding, 8.125%, 10/15/19	210,000	289
		15,588
U.S. Treasury Obligations 8.3%
U.S. Treasury Bonds
5.375%, 2/15/31 §	260,000	301
6.00%, 2/15/26 §	1,935,000	2,352
6.125%, 8/15/29 §	165,000	207
6.25%, 8/15/23 - 5/15/30 §	2,970,000	3,772
6.375%, 8/15/27 §	1,515,000	1,934
7.50%, 11/15/16 §	2,160,000	2,815
8.50%, 2/15/20 §	1,810,000	2,636
U.S. Treasury Inflation-Indexed Bonds, 2.375%, 1/15/25 §	2,070,965	2,272
U.S. Treasury Notes
1.50%, 3/31/06 §	3,315,000	3,266
1.875%, 11/30/05 §	3,240,000	3,219
2.00%, 8/31/05 §	1,160,000	1,157
3.25%, 8/15/07	7,000,000	6,949
3.375%, 2/28/07 - 12/15/08 §++	18,780,000	18,640
3.50%, 11/15/06 - 2/15/10 §	8,960,000	8,952
4.00%, 6/15/09 §	8,105,000	8,191
4.25%, 11/15/13 §	4,265,000	4,356
4.75%, 5/15/14 §	705,000	745
5.00%, 8/15/11 §++	1,450,000	1,544
5.75%, 8/15/10 §	7,170,000	7,833
U.S. Treasury Inflation-Indexed Notes
2.00%, 7/15/14 §	2,096,595	2,170
3.625%, 1/15/08 §	2,954,614	3,151
		86,462
Total U.S. Government Agency Obligations
(excluding Mortgage-Backed) (Cost $99,470)		102,050

MUNICIPAL BONDS 0.4%

Atlanta Airport, 5.00%, 1/1/33 (FSA Insured)	755,000	793
California, GO
5.25%, 4/1/34	205,000	219
Economic Recovery, 5.00%, 7/1/16	200,000	216
Clark County School Dist., GO, 5.00%, 6/15/18
(MBIA Insured)	390,000	425
Kansas Dev. Fin. Auth., Public Employee Retirement
5.501%, 5/1/34 (FSA Insured)	240,000	257
New York City, GO, 5.00%, 8/1/15	600,000	652
New York State Urban Dev. Corp., Corrections & Youth Fac.
5.25%, 1/1/21 (Tender 1/1/09)	455,000	485
North Carolina, GO, 5.25%, 3/1/13	1,245,000	1,408
Oregon, GO, Taxable Pension, 5.892%, 6/1/27	130,000	148
Total Municipal Bonds (Cost $4,519)		4,603

DOMESTIC BOND MUTUAL FUNDS 3.3%

T. Rowe Price Institutional High Yield Fund, 7.63% p†	3,249,520	33,990
Total Domestic Bond Mutual Funds (Cost $34,060)		33,990

SHORT-TERM INVESTMENTS 6.5%

Money Market Fund 6.5%
T. Rowe Price Reserve Investment Fund, 3.07% #†	67,203,611	67,204
Total Short-Term Investments (Cost $67,204)		67,204

SECURITIES LENDING COLLATERAL 13.3%

Money Market Pooled Account 2.0%
Investment in money market pooled account managed by
JP Morgan Chase Bank, London, 3.054% #	20,526,720	20,527
		20,527
Money Market Trust 11.3%
State Street Bank and Trust Company of New Hampshire
N.A. Securities Lending Quality Trust units, 3.037% #	117,707,159	117,707
		117,707
Total Securities Lending Collateral (Cost $138,234)		138,234

FUTURES CONTRACTS 0.0%

Variation margin receivable (payable) on open futures contracts (2)		(33)
Total Futures Contracts		(33)

Total Investments in Securities
114.3% of Net Assets (Cost $1,014,183)	$1,185,572

(1)	Denominated in U.S. dollars unless other-
wise noted
#	Seven-day yield	CMO	Collateralized Mortgage Obligation
*	Non-income producing	DKK	Danish krone
§	All or a portion of this security is on loan at	ETC	Equipment Trust Certificate
	May 31, 2005 – See Note 2	EUR	Euro
±	The issuer is a publicly-traded company	FSA	Financial Security Assurance Inc.
	that operates under a congressional char-	GBP	British pound
	ter; its securities are neither issued nor	GDR	Global Depository Receipts
	guaranteed by the U.S. government.	GDS	Global Depository Shares
++	All or a portion of this security is pledged	GO	General Obligation
	to cover margin requirements on futures	HKD	Hong Kong dollar
	contracts at May 31, 2005.	IO	Interest Only security for which the fund
†	Affiliated company – See Note 4		receives interest on notional principal (par)
+	At May 31, 2005, some of the fund’s secu-	JPY	Japanese yen
	rities were valued by the T. Rowe Price	KRW	South Korean won
	Valuation Committee, established by the	MBIA	MBIA Insurance Corp.
	fund’s Board of Directors – See Note 1	MXN	Mexican peso
p	SEC yield	NOK	Norwegian krone
144A	Security was purchased pursuant to Rule	NZD	New Zealand dollar
	144A under the Securities Act of 1933 and	PTC	Pass-Through Certificate
	may be resold in transactions exempt from	REIT	Real Estate Investment Trust
	registration only to qualified institutional	SEK	Swedish krona
	buyers—total value of such securities at	SGD	Singapore dollar
	period-end amounts to $5,430 and repre-	STEP	Stepped coupon bond for which the coupon
	sents 0.5% of net assets		rate of interest will adjust on specified future
ADR	American Depository Receipts		date(s)
ARM	Adjustable Rate Mortgage	TBA	To Be Announced security was purchased
AUD	Australian dollar		on a forward commitment basis
CAD	Canadian dollar	VR	Variable Rate; rate shown is effective rate at
CHF	Swiss franc		period-end

(2) Open Futures Contracts at May 31, 2005 were as follows:
($ 000s)
		Contract	Unrealized
	Expiration	Value	Gain (Loss)
Short, 117 U.S. Treasury five year notes
contracts, $130 par of 3.375% U.S. Treasury
Notes and $60 par of 5.00% U.S. Treasury	9/05	$(12,726)	$(32)
Notes pledged as initial margin
Net payments (receipts) of variation
margin to date			(1)
Variation margin receivable (payable)
on open futures contracts			$(33)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)

Assets
Investments in securities, at value
Affiliated companies (cost $101,264)	$101,194
Non-affiliated companies (cost $912,919)	1,084,378

Total investments in securities	1,185,572
Cash	1
Dividends and interest receivable	3,871
Receivable for investment securities sold	2,967
Receivable for shares sold	1,631
Other assets	1,498

Total assets	1,195,540

Liabilities
Investment management fees payable	499
Payable for investment securities purchased	16,756
Payable for shares redeemed	868
Obligation to return securities lending collateral	138,234
Due to affiliates	287
Other liabilities	1,601

Total liabilities	158,245

NET ASSETS	$1,037,295

Net Assets Consist of:
Undistributed net investment income (loss)	$4,394
Undistributed net realized gain (loss)	4,449
Net unrealized gain (loss)	171,383
Paid-in-capital applicable to 57,509,168 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized	857,069

NET ASSETS	$1,037,295

NET ASSET VALUE PER SHARE	$18.04

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
($ 000s)

Year
Ended
5/31/05
Investment Income (Loss)
Income
Dividend	$17,992
Interest	10,000
Securities lending	291

Total income	28,283

Expenses
Investment management	5,564
Shareholder servicing	2,811
Custody and accounting	347
Prospectus and shareholder reports	76
Registration	37
Legal and audit	16
Directors	7
Proxy and annual meeting	3
Miscellaneous	13
Reductions/repayments of fees and expenses
Investment management fees (waived) repaid	(257)

Total expenses	8,617

Net investment income (loss)	19,666

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Non-affiliated securities	47,679
Affiliated securities	110
Capital gain distributions from affiliated mutual funds	1,065
Futures	(664)
Foreign currency transactions	(154)

Net realized gain (loss)	48,036

Change in net unrealized gain (loss)
Securities	33,121
Futures	50
Other assets and liabilities
denominated in foreign currencies	(4)

Change in net unrealized gain (loss)	33,167

Net realized and unrealized gain (loss)	81,203

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$100,869

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)

	Year
	Ended
	5/31/05	5/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,666	$16,294
Net realized gain (loss)	48,036	4,016
Change in net unrealized gain (loss)	33,167	91,101

Increase (decrease) in net assets from operations	100,869	111,411

Distributions to shareholders
Net investment income	(19,375)	(15,646)
Net realized gain	(2,318)	(501)

Decrease in net assets from distributions	(21,693)	(16,147)

Capital share transactions *
Shares sold	371,997	338,784
Distributions reinvested	21,551	16,071
Shares redeemed	(403,927)	(183,423)

Increase (decrease) in net assets from capital
share transactions	(10,379)	171,432

Net Assets
Increase (decrease) during period	68,797	266,696
Beginning of period	968,498	701,802

End of period	$1,037,295	$968,498

(Including undistributed net investment income of
$4,394 at 5/31/05 and $3,996 at 5/31/04)

*Share information
Shares sold	21,361	20,823
Distributions reinvested	1,238	1,024
Shares redeemed	(23,159)	(11,390)

Increase (decrease) in shares outstanding	(560)	10,457

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Personal Strategy Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Personal Strategy Balanced Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on July 29, 1994. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund pursues this objective by investing in a diversified portfolio typically consisting of about 60% stocks, 30% bonds, and 10% money market securities.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $7,000 for the year ended May 31, 2005.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are included in interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis. During the year ended May 31, 2005, the fund received a one-time special dividend on a security held in its portfolio (Microsoft Corp.). The dividend, which totaled $1,338,000, represents 7% of dividend income reflected in the accompanying financial statements and is not expected to recur.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts During the year ended May 31, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Forward Commitments and Dollar Rolls During the year ended May 31, 2005, the fund purchased To Be Announced (TBA) mortgage backed securities on a forward commitment basis, with payment and delivery at an agreed-upon later date. The fund purchases TBAs with the intention of taking possession of the underlying mortgage securities. The fund may also enter dollar roll transactions, in which it sells a mortgage-backed security and simultaneously purchases a similar, but not identical, TBA with the same issuer, coupon, and terms. The fund accounts for dollar roll transactions as purchases and sales. Accordingly, these transactions increase the fund’s portfolio turnover rate. Losses may occur due to changes in market conditions or the failure of counterparties to perform under the contracts, and actual mortgages received may be less favorable than those anticipated by the fund.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in money market pooled accounts managed by the fund’s lending agents in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At May 31, 2005, the value of loaned securities was $135,039,000; aggregate collateral consisted of $138,234,000 in money market pooled accounts and U.S. government securities valued at $1,849,000.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $380,578,000 and $471,592,000, respectively, for the year ended May 31, 2005. Purchases and sales of U.S. government securities aggregated $306,981,000 and $244,865,000, respectively, for the year ended May 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended May 31, 2005 totaled $21,693,000 and were characterized as ordinary income for tax purposes. At May 31, 2005, the tax-basis components of net assets were as follows:

Unrealized appreciation	$182,750,000
Unrealized depreciation	(11,655,000)

Net unrealized appreciation (depreciation)	171,095,000
Undistributed ordinary income	4,749,000
Undistributed long-term capital gain	4,382,000
Paid-in capital	857,069,000

Net assets	$1,037,295,000

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the fiscal year ended May 31, 2005, the fund utilized $39,749,000 of capital loss carryforwards.

For the year ended May 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income	$107,000
Undistributed net realized gain	(660,000)
Paid-in capital	553,000

At May 31, 2005, the cost of investments for federal income tax purposes was $1,014,471,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2005, the effective annual group fee rate was 0.31% .

The fund is also subject to a contractual expense limitation through September 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.90% . The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than September 30, 2008. Pursuant to this agreement, at May 31, 2005, management fees waived in the amount of $965,000 remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2005, expenses incurred pursuant to these service agreements were $125,000 for Price Associates, $273,000 for T. Rowe Price Services, Inc., and $1,986,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended May 31, 2005, dividend income from the Reserve Funds totaled $1,124,000, and the value of shares of the Reserve Funds held at May 31, 2005 and May 31, 2004 was $67,204,000 and $39,900,000, respectively.

The fund may invest in the T. Rowe Price Institutional High Yield Fund, Inc. (High Yield Fund) as a means of gaining efficient and cost-effective exposure to the high-yield bond markets. The High Yield Fund is an open-end management investment company managed by Price Associates, and an affiliate of the fund. The High Yield Fund pays an annual all-inclusive management and administrative fee to Price Associates equal to 0.50% of average daily net assets. To ensure that Personal Strategy Balanced does not incur duplicate fees for its assets invested in High Yield Fund, Price Associates has agreed to reduce its management fee to the fund. Accordingly, the management fee waiver reflected on the accompanying Statement of Operations includes $276,000 of management fees permanently waived pursuant to this agreement. During the year ended May 31, 2005, purchases and sales of High Yield Fund were $7,575,000 and $44,292,000, respectively. Realized gains during the period were $1,175,000, and investment income during the period was $4,288,000. At May 31, 2005 and May 31, 2004, the value of shares of High Yield Fund held were $33,990,000 and $70,911,000, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Personal Strategy Funds, Inc. and Shareholders of T. Rowe Price Personal Strategy Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Personal Strategy Balanced Fund (one of the portfolios comprising T. Rowe Price Personal Strategy Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 12, 2005

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $2,780,000 from short-term capital gains,

• $91,000 from long-term capital gains, subject to the 15% rate gains category

For taxable non-corporate shareholders, $10,409,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $7,827,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels, and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate and expense ratios were above the median of certain groups of comparable funds but below the median of other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and
Year Elected *	Directorships of Other Public Companies

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pre-
(1945)	sent); Director, Chairman of the Board, and Chief Executive Officer,
2001	The Rouse Company, real estate developers (1997 to 2004); Director,
Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and manage-
(1943)	ment advisory firm; Chairman, President, and Chief Executive
1994	Officer, The Haven Group, a custom manufacturer of modular
homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corporation and Golden Star Resources Ltd. (5/00
1994	to present), and Pacific Rim Mining Corporation (2/02 to present)

Karen N. Horn	Managing Director and President, Global Private Client Services, Marsh
(1943)	Inc. (1999 to 2003); Managing Director and Head of International
2003	Private Banking, Bankers Trust (1996 to 1999); Director, Eli Lilly and
Company and Georgia Pacific

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
2001

Theo C. Rodgers **	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.;
2001	Director, AMLI Residential Properties Trust

*	Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.
**	Elected effective April 1, 2005.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]	Directorships of Other Public Companies

James A.C. Kennedy, CFA	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1953)	Inc.; Director, T. Rowe Price Global Investment Services Limited and
1997	T. Rowe Price International, Inc.
[44]

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1943)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
1994	Board and Director, T. Rowe Price Global Asset Management Limited,
[112]	T. Rowe Price Global Investment Services Limited, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Chairman of the Board, Director,
President, and Trust Officer, T. Rowe Price Trust Company; Director,
T. Rowe Price International, Inc.; Director, The Nasdaq Stock Market, Inc.

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Stephen W. Boesel (1944)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, Personal Strategy Funds	Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Personal Strategy Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Kenneth D. Fuller (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Personal Strategy	T. Rowe Price; Vice President, T. Rowe Price
Funds	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Personal Strategy Funds	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Personal Strategy Funds	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and T. Rowe
Price Retirement Plan Services, Inc.

John H. Laporte, CFA (1945)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Personal Strategy Funds	T. Rowe Price Investment Services, Inc.

Mary J. Miller, CFA (1955)	Director and Vice President, T. Rowe Price; Vice
Vice President, Personal Strategy Funds	President, T. Rowe Price Group, Inc.

Raymond A. Mills, PhD, CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc., and T. Rowe Price International, Inc.

Edmund M. Notzon III, PhD, CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
President, Personal Strategy Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Personal Strategy Funds	Group, Inc.

Brian C. Rogers, CFA, CIC (1955)	Chief Investment Officer, Director, and Vice
Vice President, Personal Strategy Funds	President, T. Rowe Price and T. Rowe Price Group,
Inc.; Director and Vice President, T. Rowe Price
Trust Company

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price
Vice President, Personal Strategy Funds

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Personal Strategy Funds

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$8,421	$7,945
Audit-Related Fees	954	796
Tax Fees	2,332	2,214
All Other Fees	307	124

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Personal Strategy Funds, Inc.

/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

July 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

July 20, 2005

/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

July 20, 2005